CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Financial Highlights” in the Prospectuses and “Complete and Partial Portfolio Holdings – Arrangements to Disclose to Service Providers and Fiduciaries”, “Auditors” and “Financial Statements” in the Statement of Additional Information and to the incorporation by reference of our report dated October 27, 2010 in the Registration Statement of UBS U.S. Allocation Fund (a series of UBS Investment Trust) (Form N-1A No. 811-6292).

/s/ Ernst & Young LLP

New York, New York
December 20, 2010